BNY Mellon International Stock Fund
Statement of Investments
February 28, 2025 (Unaudited)

Description	Shares	Value ($)
Common Stocks — 98.1%
Australia — 3.0%
Cochlear Ltd.	352,400	56,685,943
CSL Ltd.	686,800	111,435,897
		168,121,840
Canada — 4.4%
Alimentation Couche-Tard, Inc.	2,777,100	138,072,786
Canadian National Railway Co.	1,132,300	114,799,215
		252,872,001
Denmark — 4.8%
Coloplast A/S, Cl. B	923,000	98,544,878
Novo Nordisk A/S, Cl. B	1,953,700	177,108,497
		275,653,375
Finland — 2.4%
Kone OYJ, Cl. B	2,441,500	138,205,659
France — 13.8%
Air Liquide SA	843,000	155,318,355
Dassault Systemes SE	3,102,000	123,286,620
Hermes International SCA	42,000	120,355,341
L’Oreal SA	342,000	125,217,207
LVMH Moet Hennessy Louis Vuitton SE	203,500	147,859,524
TotalEnergies SE	1,903,000	114,675,142
		786,712,189
Germany — 8.8%
adidas AG	368,150	94,089,696
Infineon Technologies AG	3,655,100	135,303,458
Merck KGaA	747,400	105,521,531
SAP SE	592,500	163,767,035
		498,681,720
Hong Kong — 3.3%
AIA Group Ltd.	17,347,200	132,867,887
CLP Holdings Ltd.	3,707,500	30,744,380
Jardine Matheson Holdings Ltd.	669,200	26,827,086
		190,439,353
Ireland — 2.7%
Experian PLC	3,175,700	151,704,324
Italy — 2.1%
Ferrari NV	257,600	120,191,892
Japan — 15.8%
Daikin Industries Ltd.	942,000	98,573,534
FANUC Corp.	2,576,000	74,498,084
Hoya Corp.	934,700	109,804,018
Keyence Corp.	387,680	154,458,147
Murata Manufacturing Co. Ltd.	3,265,900	55,976,144
Shin-Etsu Chemical Co. Ltd.	3,669,500	110,788,753
SMC Corp.	251,700	91,256,520
Sysmex Corp. (a)	5,525,900	100,251,364
Terumo Corp.	6,029,800	107,506,480
		903,113,044

Statement of Investments (Unaudited) (continued)

Description	Shares	Value ($)
Common Stocks — 98.1% (continued)
Netherlands — 9.5%
ASM International NV	213,000	113,185,402
ASML Holding NV	253,000	179,614,771
Universal Music Group NV	4,724,500	131,872,646
Wolters Kluwer NV	756,000	116,033,561
		540,706,380
Spain — 5.1%
Amadeus IT Group SA	1,680,000	127,725,458
Industria de Diseno Textil SA	3,025,000	164,566,060
		292,291,518
Sweden — 2.0%
Atlas Copco AB, Cl. B	7,560,000	113,528,012
Switzerland — 10.9%
Kuehne + Nagel International AG	374,300	86,282,013
Lonza Group AG	198,600	125,562,639
Novartis AG	1,250,000	136,200,657
Roche Holding AG	409,500	136,391,537
SGS SA (a)	1,323,764	135,698,342
		620,135,188
Taiwan — 3.6%
Taiwan Semiconductor Manufacturing Co. Ltd., ADR	1,135,200	204,937,656
United Kingdom — 5.9%
Compass Group PLC	4,623,800	161,920,854
Diageo PLC	3,544,600	96,321,585
The Sage Group PLC	4,716,700	75,961,587
		334,204,026
Total Common Stocks (cost $3,585,688,553)		5,591,498,177

Description	1-Day Yield (%)	Shares	Value ($)
Registered Investment Companies — 1.6%
Dreyfus Institutional Preferred Government Plus Money Market Fund, Institutional Shares(b) (cost $91,539,134)	4.43	91,539,134	91,539,134

Description	1-Day Yield (%)	Shares	Value ($)
Registered Investment Companies — .2%
Dreyfus Institutional Preferred Government Plus Money Market Fund, Institutional Shares(b) (cost $13,680,345)	4.43	13,680,345	13,680,345
Total Investments (cost $3,690,908,032)		99.9%	5,696,717,656
Cash and Receivables (Net)		0.1%	3,436,835
Net Assets		100.0%	5,700,154,491

ADR—American Depositary Receipt

(a)
Security, or portion thereof, on loan. At February 28, 2025, the value of the fund’s securities on loan was $7,691,978 and the value of the collateral was
$13,680,345, consisting of cash collateral. In addition, the value of collateral may include pending sales that are also on loan.

(b)	Investment in affiliated issuer. The investment objective of this investment company is publicly available and can be found within the investment company’s prospectus.
See notes to statement of investments.

Statement of Investments
BNY Mellon International Stock Fund

February 28, 2025 (Unaudited)
The following is a summary of the inputs used as of February 28, 2025 in valuing the fund’s investments:
	Level 1 - Unadjusted Quoted Prices	Level 2- Other Significant Observable Inputs	Level 3- Significant Unobservable Inputs	Total
Assets ($)
Investments in Securities:†
Equity Securities - Common Stocks	457,809,657	5,133,688,520††	—	5,591,498,177
Investment Companies	105,219,479	—	—	105,219,479
	563,029,136	5,133,688,520	—	5,696,717,656

†	See Statement of Investments for additional detailed categorizations, if any.
††	Securities classified within Level 2 at period end as the values were determined pursuant to the fund’s fair valuation procedures.

The Financial Accounting Standards Board (“FASB”) Accounting Standards Codification (“ASC”) is the exclusive reference of authoritative U.S. generally accepted accounting principles (“GAAP”) recognized by the FASB to be applied by nongovernmental entities. Rules and interpretive releases of the Securities and Exchange Commission (“SEC”) under authority of federal laws are also sources of authoritative GAAP for SEC registrants. The fund is an investment company and applies the accounting and reporting guidance of the FASB ASC Topic 946 Financial Services-Investment Companies. The fund’s financial statements are prepared in accordance with GAAP, which may require the use of management estimates and assumptions. Actual results could differ from those estimates.
The fair value of a financial instrument is the amount that would be received to sell an asset or paid to transfer a liability in an orderly transaction between market participants at the measurement date (i.e., the exit price). GAAP establishes a fair value hierarchy that prioritizes the inputs of valuation techniques used to measure fair value. This hierarchy gives the highest priority to unadjusted quoted prices in active markets for identical assets or liabilities (Level 1 measurements) and the lowest priority to unobservable inputs (Level 3 measurements).
Additionally, GAAP provides guidance on determining whether the volume and activity in a market has decreased significantly and whether such a decrease in activity results in transactions that are not orderly. GAAP requires enhanced disclosures around valuation inputs and techniques used during annual and interim periods.
Various inputs are used in determining the value of the fund’s investments relating to fair value measurements. These inputs are summarized in the three broad levels listed below:
Level 1—unadjusted quoted prices in active markets for identical investments.
Level 2—other significant observable inputs (including quoted prices for similar investments, interest rates, prepayment speeds, credit risk, etc.).
Level 3—significant unobservable inputs (including the fund’s own assumptions in determining the fair value of investments).
The inputs or methodology used for valuing securities are not necessarily an indication of the risk associated with investing in those securities.
Changes in valuation techniques may result in transfers in or out of an assigned level within the disclosure hierarchy. Valuation techniques used to value the fund’s investments are as follows:
The Company’s Board of Directors (the “Board”) has designated the Adviser as the fund’s valuation designee to make all fair value determinations with respect to the fund’s portfolio investments, subject to the Board’s oversight and pursuant to Rule 2a-5 under the Act.
Investments in equity securities are valued at the last sales price on the securities exchange or national securities market on which such securities are primarily traded. Securities listed on the National Market System for which market quotations are available are valued at the official closing price or, if there is no official closing price that day, at the last sales price. For open short positions, asked prices are used for valuation purposes. Bid price is used when no asked price is available. Registered investment companies that are not traded on an exchange are valued at their net asset value. All of the preceding securities are generally categorized within Level 1 of the fair value hierarchy.
Securities not listed on an exchange or the national securities market, or securities for which there were no transactions, are valued at the average of the most recent bid and asked prices. These securities are generally categorized within Level 2 of the fair value hierarchy.
Fair valuing of securities may be determined with the assistance of a pricing service using calculations based on indices of domestic securities and other appropriate indicators, such as prices of relevant ADRs and futures. Utilizing these techniques may result in transfers between Level 1 and Level 2 of the fair value hierarchy.
When market quotations or official closing prices are not readily available, or are determined not to accurately reflect fair value, such as when the value of a security has been significantly affected by events after the close of the exchange or market on which the security is principally traded (for example, a foreign exchange or market), but before the fund calculates its net asset value, the fund may value these investments at fair value as determined in accordance with the procedures approved by the Board. Certain factors may be considered when fair valuing investments such as: fundamental analytical data, the nature and duration of restrictions on disposition, an evaluation of the forces that influence the market in which the securities are purchased and sold, and public trading in similar securities of the issuer or comparable issuers. These securities are either categorized within Level 2 or 3 of the fair value hierarchy depending on the relevant inputs used.

For securities where observable inputs are limited, assumptions about market activity and risk are used and such securities are generally categorized within Level 3 of the fair value hierarchy.
Investments denominated in foreign currencies are translated to U.S. dollars at the prevailing rates of exchange.
Pursuant to a securities lending agreement with BNY, the fund may lend securities to qualified institutions. It is the fund’s policy that, at origination, all loans are secured by collateral of at least 102% of the value of U.S. securities loaned and 105% of the value of foreign securities loaned. Collateral equivalent to at least 100% of the market value of securities on loan is maintained at all times. Collateral is either in the form of cash, which can be invested in certain money market mutual funds managed by the Adviser, or U.S. Government and Agency securities. The securities on loan, if any, are also disclosed in the fund’s Statement of Investments. The fund is entitled to receive all dividends, interest and distributions on securities loaned, in addition to income earned as a result of the lending transaction. Should a borrower fail to return the securities in a timely manner, BNY is required to replace the securities for the benefit of the fund or credit the fund with the market value of the unreturned securities and is subrogated to the fund’s rights against the borrower and the collateral. Additionally, the contractual maturity of security lending transactions are on an overnight and continuous basis.
At February 28, 2025, accumulated net unrealized appreciation on investments was $2,005,809,624, consisting of $2,123,493,343 gross unrealized appreciation and $117,683,719 gross unrealized depreciation.
At February 28, 2025, the cost of investments for federal income tax purposes was substantially the same as the cost for financial reporting purposes (see the Statement of Investments).
Additional investment related disclosures are hereby incorporated by reference to the annual and semi-annual reports previously filed with the SEC on Form N-CSR.